FREMONT MUTUAL FUNDS, INC.
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                            Prospectus | March 1, 2004, as amended July 26, 2004

o Global Fund
o International Growth Fund
o Large Cap Value Fund
o Large Cap Growth Fund
o Structured Core Fund
o U.S. Small Cap Fund
o U.S. Micro-Cap Fund
o Real Estate Securities Fund
o Bond Fund
o California Intermediate Tax-Free Fund
o Money Market Fund

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                                  [LOGO]
                                                     FREMONT INVESTMENT ADVISORS

TABLE OF CONTENTS
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FREMONT MUTUAL FUNDS

Detailed descriptions of objectives and principal strategies, main risks, performance, fees, and portfolio management

Global Fund                                                                    2

International Growth Fund                                                      4

Large Cap Value Fund (formerly New Era Value Fund)                             6

Large Cap Growth Fund (formerly New Era Growth Fund)                           8

Structured Core Fund                                                          10

U.S. Small Cap Fund                                                           12

U.S. Micro-Cap Fund                                                           14

Real Estate Securities Fund                                                   16

Bond Fund                                                                     18

California Intermediate Tax-Free Fund                                         20

Money Market Fund                                                             22

About the Advisor                                                             24


SHAREHOLDER GUIDE

Managing your Fremont account

Types of Accounts                                                             26

How to Invest                                                                 27

How to Sell Your Shares                                                       29

Dividends, Distributions, and Taxes                                           32


APPENDIX

Investment Terms                                                              34

Financial Highlights                                                          36

Fremont's Privacy Statement                                                   43

Certain Legal Matters                                                         44

Proposed Reorganization                                                       45

FREMONT GLOBAL FUND
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OBJECTIVE

The Fremont Global Fund seeks to maximize total return while reducing risk by investing in U.S. and international stocks, bonds, and short-term securities
(cash).

PRINCIPAL STRATEGY

The Fund intends to meet its objective by prudent asset allocation among stocks, bonds (including inflation-linked bonds), and cash (including stock and bond index futures), and through global diversification. The Fund invests in growth and value stocks of all market capitalizations and bonds rated investment grade (Baa/BBB or better) with an average duration between four and seven years. Duration measures how bond prices change in response to interest rate changes.

Normally, the Fund will invest in at least three countries, including the United States.

To determine the allocation to each asset class, Fund management:

o     Develops global economic and financial forecasts.

o Examines financial market valuations to determine the most advantageous mix of stocks, bonds, and cash.

Each portfolio manager selects individual securities based on intensive quantitative and fundamental analysis.

Fund management will normally sell a security when it no longer represents good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in both domestic and foreign securities. Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

Investing in any foreign or domestic stock, including stock index futures, carries a degree of risk. Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different than those used by public companies in the United States. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Several factors may affect the Fund's investments in bonds or bond index futures; these include: changes in interest

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 15.99% for the quarter ending 12/31/99. The lowest return for a quarter was -11.40% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/03 was 22.78%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1994    1995    1996   1997    1998     1999    2000     2001     2002    2003
 ----    ----    ----   ----    ----     ----    ----     ----     ----    ----
-4.17%  19.28%  13.97%  9.93%  10.01%   22.35%  -6.60%  -10.30%  -12.98%  22.78%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark indices.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT GLOBAL FUND

                              1 Year        5 Years       10 Years
                        ------------------------------------------
Before Taxes                  22.78%          1.84%          5.61%

After Taxes
on Distributions(1)           22.67%          0.03%          3.33%

After Taxes on
Distributions and
Sale of Fund Shares(1)        14.94%          0.62%          3.59%

MSCI EAFE INDEX(2)            1 Year        5 Years       10 Years
                        ------------------------------------------
                              38.58%         -0.03%          4.48%

S&P 500(R)INDEX(2)            1 Year        5 Years       10 Years
                        ------------------------------------------
                              28.69%         -0.56%         11.06%

CITIGROUP NON-U.S. GOV'T. BOND INDEX(2)

                              1 Year        5 Years       10 Years
                        ------------------------------------------
                               1.88%          5.44%          7.40%

LEHMAN BROS. INTERMEDIATE U.S. GOV'T./CREDIT INDEX(2)

                              1 Year        5 Years       10 Years
                        ------------------------------------------
                               4.67%          6.65%          6.98%

(See "Investment Terms" on page 34 for a description of these indices.)

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(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Does not reflect deductions for fees, expenses or taxes.


2  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

GLOBAL ASSET ALLOCATION
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rates, the credit-worthiness of the bond issuers, and economic conditions.
Generally, when interest rates rise, the value of a bond will fall. These factors may lower the values of individual bonds or the entire bond portfolio. Additionally, although inflation-linked bonds seek to perform well in periods of high or rising inflation, in periods of low or flat inflation, they may generate lower returns than traditional bonds.

Because the Fund's portfolio management team actively allocates money among different types of investments, investors are subject to the risk that the team's investment decisions may increase the potential for a loss, especially over short time periods.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
Deducted from Fund assets

Management Fees ............................... 0.60%
Distribution (12b-1) Fees .....................  None
Other Expenses ................................ 0.35%
  Total Annual Fund
    Operating Expenses ........................ 0.95%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT GLOBAL FUND

1 Year     3 Years      5 Years       10 Years
----------------------------------------------
 $97        $303         $525          $1,166

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Global Fund is managed by Fremont Investment Advisors' asset allocation team (pictured). The team is responsible for the overall management of the Fund including determining the portion of assets allocated to each portfolio of the Fund. On average, each of the members has more than 20 years of investment experience.

In addition, five sub-advisors manage portions of the Fund, each with a specific investment focus: Armstrong Shaw Associates, Inc., U.S. large cap value stocks; First Quadrant, L.P., U.S. stocks; Jarislowsky Fraser Limited, international stocks; Kern Capital Management LLC, U.S. micro-cap stocks; and Northstar Capital Management, Inc., U.S. large cap growth stocks. For a discussion of the business experience of the portfolio managers and each of these sub-advisors, please turn to page 24.

[PHOTOS]
E. Douglas Taylor
Alexandra Kinchen
Cathy Smart, CFA

WHY IS A "BENCHMARK" INDEX IMPORTANT?

Every mutual fund has to report its performance compared to a broad-based benchmark, such as the S&P 500 Index. Most often, the index tracks the performance of securities similar to those in which the fund invests.

A benchmark index can help investors judge how a fund has performed compared to an objective standard. When you compare your fund to the benchmark, remember that actively managed funds do not always invest in all the securities contained in an index. Therefore, a fund is likely to perform differently from its benchmark.


WWW.FREEMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  3
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FREMONT INTERNATIONAL GROWTH FUND
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OBJECTIVE

The Fremont International Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in international stocks. Fund management focuses its investments on stocks of international companies that possess superior growth prospects and are reasonably priced at the time of purchase. Although the Fund invests primarily in developed countries, it may invest to some extent in emerging markets.

Normally, Fund management will invest at least 90% of the Fund's total assets in securities of issuers based outside the U.S. The Fund invests primarily in mid to large capitalization foreign stocks and will generally include investments in at least three countries outside the U.S. As of December 31, 2003, the median market cap of the companies held by the Fund was $31.9 billion.

Fund management uses a fundamental, bottom-up stock selection process that focuses on the following four criteria:

o     The company's industry should be growing faster than the global GDP.

o The company should have sound financials, a clear business plan, and offer products or services that will allow the Fund management team to forecast earnings for three to five years.

o     The company should have proven leaders with successful track records.

o The company's stock should be selling at acceptable valuation relative to current and historical growth rates, industry growth rate, and its peer group.

Fund management will normally sell a security when the company's growth rate is threatened, current valuation levels cannot be justified by future growth, or valuation exceeds short-term prospects.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks. These risks include changing market conditions, economic and political instability, and changes in currency exchange rates. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States. Underdeveloped and developing countries have a greater risk of political and economic instability, which may cause the Fund's investments to exhibit greater price movement and may be harder to sell than investments in more developed markets.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 26.09% for the quarter ending 12/31/99. The lowest return for a quarter was -20.13% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/03 was 29.06%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1995    1996    1997    1998    1999     2000     2001      2002     2003
  ----    ----    ----    ----    ----     ----     ----      ----     ----
  7.21%  13.01%  -8.38%   9.81%  57.30%  -22.72%  -24.14%   -22.04%   29.06%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT INTERNATIONAL GROWTH FUND+

                                                      Since Inception
                              1 Year        5 Years        3/1/94
                       ----------------------------------------------
Before Taxes                  29.06%         -1.48%         0.94%

After Taxes
on Distributions(1)           28.88%         -2.34%         0.24%

After Taxes on
Distributions and
Sale of Fund Shares(1)        19.12%         -1.51%         0.59%

MSCI EAFE INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                            Since
                              1 Year        5 Years        3/1/94
                       ----------------------------------------------
                              38.58%         -0.03%         3.73%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+     Jarislowsky Fraser Limited began managing the Fund on June 28, 2002.


4  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

INTERNATIONAL GROWTH
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Investments in securities of medium size companies involve greater risk of loss than larger companies, and their prices can change more frequently and dramatically.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (30 days)....................... 2.00%+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees ............................... 1.00%
Distribution (12b-1) Fees ..................... None
Other Expenses ................................ 0.71%
        Total Annual Fund
          Operating Expenses .................. 1.71%
        Less: Fees waived and
            Reimbursed++ ...................... 0.21%
Net Operating Expenses ........................ 1.50%

+ You will be charged a 2% fee if you redeem shares of the Fund within 30 days of purchase. The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.50%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT INTERNATIONAL GROWTH FUND

1 Year    3 Years    5 Years     10 Years
-----------------------------------------
 $153       $474      $818        $1,791

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont International Growth Fund is managed by Sub-Advisor, Jarislowsky Fraser Limited ("JFL"). JFL, founded in 1955, manages global assets for institutional and non-institutional clients. As of December 31, 2003, JFL managed over $33.6 billion in assets.

JFL's Investment Strategy Committee is responsible for the portfolio management of the Fund. The Committee's members include: Len Racioppo, CFA; Michel C. Brutti, CFA; F. Joseph Sirdevan, CFA; D.S. (Kim) Kertland; Robert MacFarland, CFA; Kim White, CFA; and Jacques Nolin. The members of the Committee have an average of 20 years of investment experience.

[PHOTOS]
Michel C. Brutti
D.S. (Kim) Kertland

WHAT ARE THE BENEFITS OF A TEAM MANAGEMENT APPROACH?

Fund management believes that the team management approach allows:

o     Group discussion and evaluation of investments.

o Managers to focus on business sectors that are within their area of expertise.

o Close monitoring of every stock in the portfolio by the person who knows it best.


WWW.FREEMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  5

FREMONT LARGE CAP VALUE FUND
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OBJECTIVE

The Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund) seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in undervalued stocks of large U.S. corporations. Under normal conditions, the Fund will hold approximately 60-80 stocks. At any time, the Fund may hold more or fewer stocks depending on market conditions or asset flows. As of December 31, 2003, the median market cap of companies held by the Fund was $50.1 billion.

Normally, the Fund will invest at least 80% of its total assets in these U.S. large cap stocks. The Fund's policy of investing 80% of its assets in U.S. large cap companies may be changed only upon 60 days' written notice to shareholders.

Fund management follows their Relative Value Strategy to select stocks for the portfolio:

o First, Fund management applies a quantitative model to identify underval-ued stocks with positive earnings revisions.

o Next, they conduct qualitative due diligence on stocks that ranked well based on their quantitative model.

Stocks are normally sold when the model ranks a stock poorly or when Fund management loses conviction in a company's fundamentals.

Although the Fremont Large Cap Value Fund is structured as a non-diversified Fund, it is likely that most of the time the portfolio will be diversified.

MAIN RISKS

The Fund is designed for investors who understand the risk of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

Because the Fund's portfolio managers actively buy and sell securities of the Fund, investors are subject to the risk that the investment decisions may increase the potential for a loss, especially over short periods.

PERFORMANCE

The information below shows the risks of investing the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 15.95% for the quarter ending 6/30/03. The lowest return for a quarter was -20.77% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/03 was 34.07%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  2001       2002      2003
  ----       ----      ----
-15.58%    -28.71%    34.07%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003

FREMONT LARGE CAP VALUE FUND+

                                          Since Inception
                              1 Year          12/29/00
                       ----------------------------------
Before Taxes                  34.07%            -6.89%

After Taxes
on Distributions(1)           33.93%            -6.96%

After Taxes on
Distributions and
Sale of Fund Shares(1)        22.32%            -5.82%

RUSSELL 1000 VALUE INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                 Since
                              1 Year           12/29/00
                       ----------------------------------
                              30.03%             1.22%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+     Alliance Capital Management LP began managing the Fund on March 31, 2003.


6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

VALUE
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As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ................................ 0.75%
Distribution (12b-1) Fees ......................  None
Other Expenses ................................. 1.16%
  Total Annual Fund
    Operating Expenses ......................... 1.91%
  Less: Fees waived and
    Reimbursed++ ............................... 0.71%
Net Operating Expenses ......................... 1.20%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.20%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT LARGE CAP VALUE FUND

1 Year       3 Years        5 Years       10 Years
--------------------------------------------------
 $122          $381          $660          $1,455

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont Large Cap Value Fund is managed by Sub-Advisor, Alliance Capital Management LP, ("AllianceBernstein").

As of December 31, 2003, AllianceBernstein managed $475 billion in assets. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high net worth individuals worldwide. The Fund is managed by AllianceBernstein's five-member Relative
Value Portfolio Management team. The team includes: Paul Rissman, executive vice president, Frank Caruso, senior vice president, Aryeh Glatter, senior vice president, Susanne Lent, senior vice president, and Craig Ayers, vice president. The members of the team have an average of 13 years of industry experience.

[PHOTOS]
Paul C. Rissman
Frank Caruso
Aryeh Glatter
Susanne Lent
Craig Ayers

WHEN IS A STOCK CONSIDERED TO BE UNDERVALUED?

A company's stock may be considered undervalued when its price is lower than the industry average. Fund managers use various valuation models to determine the relative value of each stock they purchase.


WWW.FREEMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  7

FREMONT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund) seeks long-term capital appreciation.

PRINCIPAL STRATEGY

Normally, the Fund will invest at least 80% of its assets in a concentrated selection of common stocks of large U.S. companies. The Fund's policy of investing 80% of its assets in U.S. large cap companies may be changed only upon 60 days' written notice to shareholders. As of December 31, 2003, the median market cap of the companies held by the Fund was $30.9 billion.

Fund management utilizes a fundamental and analytical approach to security selection.

When selecting stocks, Fund management seeks to identify companies that they believe demonstrate most, if not all, of the following characteristics:

o     A history of above-average earnings growth.

o     Higher than average projected earnings growth.

o     Relatively attractive valuations.

o     Higher than average return on equity.

Once they have identified companies that pass these fundamental hurdles, they focus on investment intangibles such as quality of products and services, marketing prowess and management strength. Companies possessing a high number of these subjective factors are shaped into a portfolio of 25 to 35 stocks.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or superior opportunities arise in an alternative security.

MAIN RISKS

The Fund is designed for investors who understand the risk of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

As a non-diversified fund, the Fund may make larger investments in individual companies and, as each stock carries a higher weighting within the portfolio, the value of the portfolio as a whole can be greatly affected by declines in the value of a single stock. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

PERFORMANCE

The information below shows the risks of investing the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 7.38% for the quarter ending 6/30/03. The lowest return for a quarter was -12.68% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/03 was 18.46%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  2002      2003
  ----      ----
-25.80%    18.46%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003

FREMONT LARGE CAP GROWTH FUND

                                            Since Inception
                             1 Year             12/31/01
                       ------------------------------------
Before Taxes                 18.46%               -6.25%

After Taxes
on Distributions(1)          18.46%               -6.25%

After Taxes on
Distributions and
Sale of Fund Shares(1)       12.00%               -5.28%

S&P 500 INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                  Since
                             1 Year             12/31/01
                       ------------------------------------
                             28.69%                0.13%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


8  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

GROWTH
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees .............................. 0.95%
Distribution (12b-1) Fees .................... None
Other Expenses ............................... 1.30%
 Total Annual Fund
   Operating Expenses ........................ 2.25%
 Less: Fees waived and
   Reimbursed++ .............................  0.85%
Net Operating Expenses ....................... 1.40%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.40%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT LARGE CAP GROWTH FUND

1 Year     3 Years    5 Years    10 Years
-----------------------------------------
 $143        $443      $766       $1,680

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont Large Cap Growth Fund is managed by Sub-Advisor, Northstar Capital Management, Inc. (Northstar). Northstar provides investment advisory services to institutional and non-institutional clients through its separate account management services. As of December 31, 2003, Northstar managed over $508 million in assets.

The Fund is team managed by H. Kent Mergler, CFA, CIC, president, Stephen K. Mergler, JD, vice president, Robert G. Jacobsen, senior vice president, and Peter V. Van Beuren, senior vice president. The members of the team have an average of 28 years of investment experience.

[PHOTOS]
H. Kent Mergler, CFA
Stephen K. Mergler

GROWTH STOCKS VERSUS VALUE STOCKS

"Growth stocks" are publicly traded companies whose earnings are growing and expected to grow at an above average rate compared to other stocks in their category. "Value stock" companies may have relatively high earnings but low stock prices because of internal or external factors or investor misperception about the future of the company.


WWW.FREEMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  9

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Structured Core Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in the stocks of large U.S. companies. As of December 31, 2003, the median market cap of the companies held by the Fund was $52.3 billion. Normally, the Fund will invest at least 65% of its total assets in these large cap stocks.

With the help of quantitative analysis, Fund management seeks "growth at a reasonable price," meaning they look for companies with superior growth prospects that are also good values. Their goal is to provide investors with a core holding through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, Fund management:

o Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.

o Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.

o Aims to keep the portfolio turnover rate below the industry average over the long term.

Fund management will normally sell a security when:

o     It is no longer reasonably priced,

o     The market and economic environment is no longer attractive, or

o     The stock substantially increases portfolio risk relative to the market.

MAIN RISKS

The Fund is designed for investors who understand the risks of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a general drop in U.S. stock prices. These changes may occur over long and short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

The Fund intends to purchase stocks for the long term. However, sudden changes in the valuation, growth expectations, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

There is the risk that you may lose money on your investment.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 22.13% for the quarter ending 12/31/98. The lowest return for a quarter was -17.28% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/03 was 27.09%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

1994    1995    1996    1997    1998    1999     2000     2001     2002    2003
----    ----    ----    ----    ----    ----     ----     ----     ----    ----
0.41%  33.60%  25.10%  28.96%  15.88%  17.19%   -8.14%  -13.49%  -24.26%  27.09%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT STRUCTURED CORE FUND+

                             1 Year         5 Years       10 Years
                        ------------------------------------------
Before Taxes                 27.09%          -2.16%          8.44%

After Taxes
on Distributions(1)          26.95%          -3.42%          5.97%

After Taxes on
Distributions and
Sale of Fund Shares(1)       17.78%          -2.36%          6.14%

RUSSELL 3000 INDEX*
(Does not reflect deductions for fees, expenses or taxes.)

                             1 Year         5 Years       10 Years
                        ------------------------------------------
                             31.05%           0.36%         10.77%

S&P 500 INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                             1 Year         5 Years       10 Years
                        ------------------------------------------
                             28.69%          -0.56%         11.06%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
* Effective May 7, 2004, the Fund changed its benchmark index from the S&P 500 Index to the Russell 3000 Index. The Advisor believes that the Russell 3000 Index more closely represents the manager's investment style.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+     First Quadrant, L.P. began managing the Fund on May 7, 2004.


10  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

GROWTH/VALUE
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees ................................ 0.35%
Distribution (12b-1) Fees ...................... None
Other Expenses ................................. 0.46%
  Total Annual Fund
    Operating Expenses ......................... 0.81%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT STRUCTURED CORE FUND

1 Year      3 Years      5 Years      10 Years
----------------------------------------------
 $83         $259         $450         $1,002

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont Structured Core Fund is managed by Sub-Advisor, First Quadrant, L.P. First Quadrant, L.P. founded in 1988, provides asset management to corporations, endowments, foundations, high net worth individuals, and public pension plans. As of December 31, 2003, First Quadrant, L.P. had $11 billion under management.

The portfolio is co-managed by Christopher G. Luck, CFA, Director of Equities Management, and R. Max Darnell, Chief Investment Officer and Director of Research. Mr. Luck and Mr. Darnell joined First Quadrant, L.P. in 1995 and 1991, respectively.

[PHOTOS]
Christopher G. Luck, CFA
R. Max Darnell

WHAT IS A "CORE HOLDING"?

A core holding is usually a substantial long-term holding in a mutual fund's or an investor's portfolio. A core holding is bought with the express purpose of being held for a very long time, and is often a fund or security with a history of fairly steady performance.


WWW.FREEMONTFUNDS.COM                                   FREMONT MUTUAL FUNDS  11

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont U.S. Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in the common and preferred stocks of U.S. small cap companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase. Normally, the Fund will invest at least 80% of its assets in the stocks of U.S. small cap companies. The Fund's policy of investing 80% of its assets in U.S. small cap companies may be changed only upon 60 days' written notice to shareholders. The Fund generally focuses on growing companies that are selling at attractive valuations. Fund management is committed to keeping a small cap focus for the overall portfolio, but it is not obligated to sell a security that has appreciated beyond the small capitalization range.

Fund management utilizes a fundamental, bottom-up process to identify companies:

o Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages.

o     That have strong, experienced management teams.

o Whose stock is selling at reasonable valuations that Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to 18 months.

Fund management diversifies the Fund's portfolio by applying sector and security weighting limitations. Generally, the Fund will not invest more than 5% of assets in any one security.

Fund management will normally sell a security when: it no longer meets the Fund's investment criteria; they believe the company issuing the security is unable to sustain a competitive advantage; they anticipate a deterioration in the company's fundamentals; or they determine that the security is overvalued.

MAIN RISKS

This Fund is designed for investors who are willing to accept the risks of investing in small company stocks. These risks include a relatively short earnings history, competitive conditions, and a reliance on a limited number of products.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many small companies are traded on the over-the-counter (OTC) market rather than on the New York or

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 62.16% for the quarter ending 12/31/99. The lowest return for a quarter was -33.76% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/03 was 44.30%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1998       1999       2000       2001       2002      2003
 ----       ----       ----       ----       ----      ----
17.63%     125.23%   -26.86%    -13.24%    -39.88%    44.30%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT U.S. SMALL CAP FUND+

                                                           Since
                                                         Inception
                            1 Year         5 Years        9/24/97
                       --------------------------------------------
Before Taxes                 44.30%           4.39%          5.44%

After Taxes
on Distributions(1)          44.30%           3.16%          4.43%

After Taxes on
Distributions and
Sale of Fund Shares(1)       28.80%           3.37%          4.37%

RUSSELL 2000 GROWTH INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                            Since
                            1 Year         5 Years         9/24/97
                       --------------------------------------------
                             48.53%           0.85%         -0.30%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+ TimesSquare Capital Management, Inc. began managing the Fund on December 31, 2002.


12  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments, and its shares, may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ................................ 1.00%
Distribution (12b-1) Fees ...................... None
Other Expenses ................................. 0.72%
  Total Annual Fund
    Operating Expenses ......................... 1.72%
  Less: Fees waived and
    Reimbursed++ ............................... 0.12%
Net Operating Expenses ......................... 1.60%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.60%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT U.S. SMALL CAP FUND

1 Year      3 Years      5 Years     10 Years
---------------------------------------------
 $163        $505         $871        $1,900

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

The Board of Directors of the Fremont Funds has determined that it is in the best interest of the shareholders to close the U.S. Small Cap Fund when the Fund's total assets reach approximately $100 million. For additional information, please see page 25.

PORTFOLIO MANAGEMENT

The Fremont U.S. Small Cap Fund is managed by Sub-Advisor, TimesSquare Capital Management, Inc. ("Times-Square"). TimesSquare is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of December 31, 2003, TimesSquare managed over $43.4 billion in assets.

The Fund is co-managed by Yvette C. Bockstein and Grant R. Babyak. Ms. Bockstein is a managing director and portfolio manager with over 37 years of investment experience. Prior to joining TimesSquare in 2000, Ms. Bockstein served as a portfolio manager of Fiduciary Trust Company International, which she joined in 1978. Mr. Babyak is a managing director and portfolio manager with over 15 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company International, which he joined in 1996.

[PHOTOS]
Yvette C. Bockstein
Grant R. Babyak

WHAT IS A "SMALL CAP" STOCK?

Generally, a small cap stock is one with a market capitalization of $1.5 billion or less. The outstanding companies in this asset class are often characterized as fast-growing and recognized for their innovation and superior growth potential.

Small cap companies tend to have limited earnings histories and may rely on one or a limited number of products. Their stock prices may also be more volatile than those of larger, more established companies.


WWW.FREEMONTFUNDS.COM                                   FREMONT MUTUAL FUNDS  13

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont U.S. Micro-Cap Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges or over-the-counter.

Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund's policy of investing 80% of its assets in U.S. micro-cap companies may be changed only upon 60 days' written notice to shareholders. Fund management is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

Fund management seeks to identify companies early in their growth cycle.

Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. They may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, Fund management:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o     Meets with corporate managers to discuss business plans and strategies.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or its stock has become over-valued. Based on their judgment, they may sell some or all of a position to adjust a stock's overall weighting in the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC)

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 49.70% for the quarter ending 12/31/99. The lowest return for a quarter was -29.02% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/03 was 56.64%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1995    1996    1997    1998     1999      2000     2001      2002    2003
 ----    ----    ----    ----     ----      ----     ----      ----    ----
54.04%  48.70%   6.99%   2.86%   129.50%   -10.62%   5.28%   -32.91%  56.64%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT U.S. MICRO-CAP FUND

                                                            Since
                                                          Inception
                             1 Year         5 Years        6/30/94
                         -------------------------------------------
Before Taxes                 56.64%          17.81%         20.33%

After Taxes
on Distributions(1)          56.64%          14.22%         17.55%

After Taxes on
Distributions and
Sale of Fund Shares(1)       36.82%          13.46%         16.68%

RUSSELL 2000 GROWTH INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                                                             Since
                             1 Year         5 Years         6/30/94
                         -------------------------------------------
                             48.53%           0.85%          6.92%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



14  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

The U.S. Micro-Cap Fund is currently closed to new investors. For additional information, please see page 25.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees++ ........................... 1.64%
Distribution (12b-1) Fees ................... None
Other Expenses .............................. None
  Total Annual Fund
    Operating Expenses ...................... 1.64%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor receives a single management fee from the Fund and is obligated to pay all Fund expenses except extraordinary expenses and interest, brokerage commissions, and other transaction charges relating to the Fund's investment activities. Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 2.5% on the first $30 million, 2.00% on the next $70 million, and 1.50% on average daily net assets over $100 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT U.S. MICRO-CAP FUND

1 Year     3 Years     5 Years     10 Years
-------------------------------------------
 $167       $517        $892        $1,944

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont U.S. Micro-Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC (KCM). KCM was founded in 1997 by Robert E. Kern Jr., CEO, and David G. Kern, president. As of December 31, 2003 KCM managed over $1.8 billion in assets.

Bob Kern has been the lead portfolio manager of the Fund since its inception in 1994. The Fund is co-managed by David Kern, CFA.

The Fund's four senior investment managers (Bob Kern, David Kern, Gregory A. Weaver, CFA and Stephen F. Roseman, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise.

Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001.

[PHOTOS]
Robert E. Kern, Jr.
David G. Kern, CFA

Stephen Roseman, senior investment manager, joined KCM in 2003. From 1997 to 2003 he was employed by OppenheimerFunds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

WHAT IS A "MICRO-CAP" COMPANY?

A "micro-cap" company has a total stock market capitalization that places it among the smallest 5% of publicly traded companies in the United States. As of December 31, 2003, the market capitalizations of these companies ranged from $10 million to $696 million.

The Fund's investment universe represents the least efficient segment of the equities market and is a breeding ground for entrepreneurial companies. Micro-cap companies typically receive less Wall Street research coverage than larger public companies. The key to successful micro-cap investing is identifying these up-and-coming companies before they are recognized by others.


WWW.FREEMONTFUNDS.COM                                   FREMONT MUTUAL FUNDS  15

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Real Estate Securities Fund seeks a combination of income and long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment Trusts (REITs). Normally, the Fund will invest at least 80% of its assets in these types of companies of all sizes. The Fund's policy of investing 80% of its assets in companies principally engaged in the real estate industry may be changed only upon 60 days' written notice to shareholders.

Fund management believes that the commercial real estate industry is in the early stages of a major transformation. Many privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies which own and operate commercial property throughout the U.S.

In seeking its objective, Fund management carefully:

o Monitors factors such as real estate trends and industry fundamentals of the different real estate sectors including office, apartment, retail, hotel, and industrial.

o Selects stocks by evaluating each company's real estate value, quality of its assets, and management record for improving earnings and increasing asset value--relative to other publicly traded real estate companies.

Fund management will normally sell a stock when it appreciates to a premium relative to other real estate companies, or the anticipated return is not sufficient compared to the risk of continued ownership.

MAIN RISKS

Since the Fund invests in stocks issued by real estate companies, investors are subject to the risk that the real estate sector of the market, as well as the overall stock market, could decline.

There is also the risk that real estate stocks could be adversely affected by events such as rising interest rates or changes in income tax regulations. The Fund may invest in small capitalization REITs that can change rapidly in price.

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 15.33% for the quarter ending 6/30/99. The lowest return for a quarter was -11.72% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/03 was 33.80%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1998    1999     2000    2001   2002     2003
 ----    ----     ----    ----   ----     ----
-17.75%  2.28%   11.23%  14.32%  1.96%   33.80%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT REAL ESTATE SECURITIES FUND+

                                                           Since
                                                         Inception
                             1 Year         5 Years       12/31/97
                       -------------------------------------------
Before Taxes                 33.80%          12.15%          6.50%

After Taxes
on Distributions(1)          31.62%          10.38%          4.86%

After Taxes on
Distributions and
Sale of Fund Shares(1)       21.72%           9.37%          4.47%

S&P 500 INDEX(2)                                            Since
                             1 Year         5 Years       12/31/97
                       -------------------------------------------
                             28.69%          -0.56%          3.79%

DOW JONES WILSHIRE REIT INDEX(2)
                                                            Since
                             1 Year         5 Years       12/31/97
                       -------------------------------------------
                             36.18%          15.14%          9.03%

(See "Investment Terms" on page 34 for a description of the indices.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Does not reflect deductions for fees, expenses or taxes.

+     Lend Lease Rosen began managing the Fund on March 16, 2001.


16  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

GROWTH, INCOME, AND DIVERSIFICATION
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ................................ 0.85%
Distribution (12b-1) Fees ...................... None
Other Expenses ................................. 0.89%
  Total Annual Fund
    Operating Expenses ......................... 1.74%
  Less: Fees waived and
    Reimbursed++ ..............................  0.24%
Net Operating Expenses ......................... 1.50%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 1.50%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT REAL ESTATE SECURITIES FUND

1 Year      3 Years      5 Years     10 Years
---------------------------------------------
 $153         $474        $818        $1,791

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont Real Estate Securities Fund is managed by Sub-Advisor, Urdang Securities Management, Inc. (Urdang). Urdang was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2003, Urdang managed $700 million in public real estate securities in separate accounts.

The Fund is co-managed by Todd Briddell, CFA, Dean Frankel, CFA, and Peter Zabierek.

Mr. Briddell is a Managing Director of Real Estate Securities and serves as portfolio manager to the Fund. He co-founded Urdang Securities Management in 1995 and has 13 years of real estate industry experience. Mr. Frankel joined the firm in 1997 and is a vice president and senior securities analyst. He manages the firm's proprietary research effort and oversees the firm's trading activities. Mr. Zabierek is a vice president and senior research analyst. Prior to joining Urdang in 2003, he was employed by Morgan Stanley as a senior equity research associate from 2002. From 1998 through 2001, Mr. Zabierek was an associate for Salomon Smith Barney in their Real Estate Investment Banking division.

[PHOTOS]
Todd Briddell, CFA
Dean Frankel, CFA
Peter Zabierek

WHAT IS A "REIT"?

A Real Estate Investment Trust or "REIT" (pronounced REET) is a corporation or business trust that owns, manages and develops pools of properties--from apartments and office buildings to self-storage facilities--for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.


WWW.FREEMONTFUNDS.COM                                   FREMONT MUTUAL FUNDS  17

FREMONT BOND FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Bond Fund seeks to maximize total return consistent with the preservation of capital.

PRINCIPAL STRATEGY

The Fund invests in fixed income instruments such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 80% of its net assets (including borrowing for investment purposes) in these types of instruments. The Fund's policy of investing 80% of its assets in these types of instruments may be changed only upon 60 days' written notice to shareholders. The Fund may also invest in derivatives such as options, futures, contracts, or swap agreements.

In its effort to provide consistently attractive returns, Fund management:

o Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

o Annually updates its long-term outlook by determining a general maturity/duration range for the portfolio in relation to the market.

o Manages duration to help control risk. The Fund seeks to maintain an average duration of three to six years.

o Invests primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard & Poor's, or those of comparable quality.

Fund management will normally sell a security when it no longer represents good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in corporate, mortgage-backed, and government bonds. The Fund's investments are subject to the following risks:

o INTEREST RATE RISK - Bonds are subject to changes in value resulting from changes in interest rates. Generally, as interest rates rise, the value of a bond will fall. Interest rate changes normally have a greater effect on prices of long term bonds than short term bonds.

o CREDIT RISK - The bond issuer may be unable to make timely interest or principal payments. This credit risk also extends to bonds issued by foreign governments.

o FOREIGN INVESTING RISK - Investments in foreign securities are subject to additional risks such as changing market conditions, economic

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.38% for the quarter ending 6/30/95. The lowest return for a quarter was -2.78% for the quarter ending 3/31/94. The Fund's year-to-date return as of 12/31/03 was 5.33%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-4.01%  21.24%   5.22%  9.71%   9.99%   -1.24%  12.77%   9.77%   9.79%   5.33%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT BOND FUND
                             1 Year         5 Years       10 Years
                       -------------------------------------------
Before Taxes                  5.33%           7.16%          7.64%

After Taxes
on Distributions(1)           3.76%           4.64%          4.85%

After Taxes on
Distributions and
Sale of Fund Shares(1)        3.53%           4.55%          4.79%

LEHMAN BROS. U.S. AGGREGATE INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                             1 Year         5 Years       10 Years
                       -------------------------------------------
                              4.11%           6.62%          6.95%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


18  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

INCOME
--------------------------------------------------------------------------------

      and political instability, and currency exchange rate fluctuations.

o CURRENCY RISK - A Fund's portfolio may be affected by a change in the rate of exchange from local currencies to U.S. dollars.

o PRE-PAYMENT RISK - If the principal amount of a mortgage-backed or other asset-backed security is paid off early, the fund may not be able to reinvest the proceeds at a comparable interest rate.

Changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions may lower the value of individual bonds or the entire bond portfolio. From time-to-time it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees ................................ 0.40%
Distribution (12b-1) Fees ...................... None
Other Expenses ................................. 0.26%
  Total Annual Fund
    Operating Expenses ......................... 0.66%
  Less: Fees waived and
    Reimbursed++ ............................... 0.05%
Net Operating Expenses+++ ...................... 0.61%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ The Advisor is indefinitely obligated by contract to waive 0.05% of the 0.15% administrative fee. However, this waiver may be changed only with the approval of the Board of Directors.

+++ Effective November 1, 2003, the Advisor has voluntarily agreed to limit the Fund's operating expenses to 0.60%. The Advisor may remove this limit at any time in the future.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT BOND FUND

1 Year     3 Years     5 Years      10 Years
--------------------------------------------
  $62       $195        $340          $762

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont Bond Fund is managed by Sub-Advisor, Pacific Investment Management Company, LLC (PIMCO). William H. Gross, portfolio manager of the Fund since March 1994, is a founder and managing director of PIMCO. He has over 30 years of professional fixed-income investment experience.

In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $373 billion in fixed-income investments for institutional clients as of December 31, 2003.

[PHOTO]
William H. Gross

WHAT DO "MATURITY" AND "DURATION" MEAN?

A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

"Duration" measures how bond prices change in response to interest rate changes. Keeping duration at a relatively moderate level can help control the risks inherent in a bond fund. To illustrate, a portfolio with an average duration of 5 years, would experience an increase in principle value of approximately 5% due to a uniform 1% decline in global market interest rates.


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

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont California Intermediate Tax-Free Fund seeks to provide income that is free from both federal income taxes and California state income taxes.

PRINCIPAL STRATEGY

Normally, the Fund will invest at least 80% of its assets in intermediate-term California municipal bonds that are free from both federal and California state income taxes. This Fund is intended for investment by California residents. The Fund's securities will have a quality rating comparable to the four highest ratings categories of Moody's or Standard & Poor's. The average maturity of these intermediate-term securities is normally 3 to 10 years.

Fund management seeks to achieve its objective by:

o Identifying interest rate trends and shortening duration when interest rates are rising, and lengthening it when interest rates are coming down.

o Focusing on those market sectors and individual securities believed to be undervalued.

Fund management may sell a security when they determine the security is overvalued, or to change the structure of the portfolio.

Although the Fremont California Intermediate Tax-Free Fund is structured as a non-diversified Fund, it is likely that most of the time the portfolio will be diversified.

MAIN RISKS

The Fund is designed for investors who are California residents. Since the Fund concentrates its investments in California municipal securities, the value of an investment will be affected by factors that impact the California economy or its political, geographic, and demographic conditions. The value of individual bonds or the entire portfolio may be adversely impacted by changes that impact the ability of the state or local governments to impose taxes or authorize spending.

Changes in interest rates or the credit-worthiness of individual bond issuers may also depress the value of individual bonds or the entire bond portfolio. Generally, when interest rates rise, the value of a bond will fall. Occasionally it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.41% for the quarter ending 3/31/95. The lowest return for a quarter was -4.05% for the quarter ending 3/31/94. The Fund's year-to-date return as of 12/31/03 was 5.05%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
-----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-4.90%  14.89%   4.06%   7.27%   5.71%  -0.96%   8.78%   4.73%   5.73%   5.05%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND+

                             1 Year        5 Years       10 Years
                       ------------------------------------------
Before Taxes                  5.05%          4.61%          4.91%

After Taxes
on Distributions(1)           4.70%          4.51%          4.85%

After Taxes on
Distributions and
Sale of Fund Shares(1)        4.86%          4.55%          4.85%

LEHMAN BROS. 5-YEAR MUNICIPAL BOND INDEX
(Does not reflect deductions for fees, expenses or taxes.)

                             1 Year        5 Years       10 Years
                       ------------------------------------------
                              4.13%          5.57%          5.43%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+ The Offit Investment Group of Evergreen Investment Management Company began managing the Fund on March 24, 2003.


20  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

TAX-FREE INCOME
--------------------------------------------------------------------------------

Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

As a non-diversified fund, the Fund may make larger investments in individual bond issuers or in issues of a single governmental unit. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to the California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees++ .............................. 0.36%
Distribution (12b-1) Fees ...................... None
Other Expenses ................................. 0.33%
  Total Annual Fund
    Operating Expenses ......................... 0.69%
  Less: Fees waived and
    Reimbursed+++ .............................. 0.14%
Net Operating Expenses ......................... 0.55%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.40% on the first $25 million, 0.35% on the next $25 million, 0.30% on the next $50 million, and 0.20% on average daily net assets over $150 million.

+++ The Advisor is indefinitely obligated by contract to limit the Fund's operating expenses to 0.55%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

1 Year     3 Years     5 Years      10 Years
--------------------------------------------
  $56        $176       $307          $689

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont California Intermediate Tax-Free Fund is managed by Evergreen Investment Management Company, LLC ("Evergreen"). Evergreen is a subsidiary of Wachovia Corporation. Evergreen has been managing mutual funds and private accounts since 1932 and, as of December 31, 2003, managed more than $247 billion in assets.

The Fund is managed by Michael Pietronico, Managing Director. Mr. Pietronico was a portfolio manager with OFFITBANK from 1995 through 2002. Effective January 1, 2003, OFFITBANK was merged into Wachovia Bank and the Offit Investment Group became part of Evergreen. Mr. Pietronico is a member of the Evergreen Municipal Team and has 18 years of investment management experience.

[PHOTO]
Michael Pietronico

IMPORTANT TAX NOTE:

A portion of the Fund's distribution may be subject to federal, state, or local taxes, or the alternative minimum tax (AMT).


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

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Money Market Fund seeks to maximize current income consistent with preservation of capital and liquidity.

PRINCIPAL STRATEGY

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

Fund management believes it can deliver consistently superior performance by:

o     Conducting independent research;

o     Managing maturities; and

o     Careful trading.

As it seeks to meet its objective, Fund management attempts to:

o     Determine short-term interest rate trends.

o Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher, and lengthened if interest rates are projected to fall.

o Identify opportunities presented by companies offering higher yields than similarly rated firms.

Fund management bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

MAIN RISKS

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 1.57% for the quarter ending 12/31/00. The lowest return for a quarter was 0.18% for the quarter ending 12/31/03. The year-to-date return as of 12/31/03 was 0.84%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 3.96%   5.87%   5.28%   5.43%   5.41%   4.94%   6.13%   3.96%   1.61%   0.84%

YIELD INFORMATION

You can obtain the Fund's current 7-day yield any time by calling 800.548.4539.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

FREMONT MONEY MARKET FUND

                            1 Year      5 Years    10 Years
                            -------------------------------
                             0.84%        3.48%       4.33%

iMONEYNET MONEY FUND REPORT AVERAGES(TM)/FIRST TIER TAXABLE AVERAGE

                            1 Year      5 Years    10 Years
                            -------------------------------
                             0.49%        3.02%       3.80%

(See "Investment Terms" on page 34 for a description of the index.)


22  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

INCOME
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
  Deducted from Fund assets

Management Fees++ .............................. 0.21%
Distribution (12b-1) Fees ...................... None
Other Expenses ................................. 0.21%
  Total Annual Fund
    Operating Expenses ......................... 0.42%

+     The Transfer Agent charges a $10 service fee on wire redemptions.

++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.30% on the first $50 million, 0.20% on average daily net assets over $50 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT MONEY MARKET FUND

1 Year      3 Years       5 Years      10 Years
-----------------------------------------------
 $43         $135          $235          $530

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o Your investment has a 5% return each year and all dividends are reinvested.

o     The Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont Money Market Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, vice president.

Mr. Gee has over 20 years of experience with the Advisor. He has served as portfolio manager of the Fund since its inception on November 18, 1988. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager of the Fund in 1999.

[PHOTO]
Norman Gee
Michelle Romano

IMPORTANT MONEY MARKET FUND FEATURES

The Fremont Money Market Fund has three features that should be of interest to people who have money to invest over the short term:

o Share price of $1.00 - The Fund is committed to maintaining a net asset value of $1.00 per share.

o     Monthly dividends - dividends are calculated daily and paid monthly.

o     Checkwriting - checks are free; a $250 minimum applies.


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

ABOUT THE ADVISOR
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT INVESTMENT RISK

The following are risks associated with investing in the Fremont Funds. These risks should be taken into consideration in addition to the Main Risks discussed in the Main Risks section for each Fund.

o PORTFOLIO TURNOVER: The Funds generally intend to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

      The U.S. Small Cap, U.S. Micro-Cap, California Intermediate Tax-Free, and Structured Core Funds may have portfolio turnover rates in excess of 100%. A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs, which would negatively affect a Fund's performance. The sale of securities may also create taxable capital gains.

o TEMPORARY DEFENSIVE MEASURES: From time to time, a Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

--------------------------------------------------------------------------------
RISKS OF INVESTING IN DERIVATIVES

FREMONT BOND FUND

o DERIVATIVE RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. The Fremont Bond Fund's use of derivative instruments involves risks that may be greater than the risks associated with investing directly in securities and other traditional investments. The Fund could lose more than the principal amount invested in a derivative instrument.

--------------------------------------------------------------------------------
ABOUT THE ADVISOR

Fremont Investment Advisors, Inc. (referred to as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides Fremont Mutual Funds (the "Funds") with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Funds.

To learn about the proposed reorganization of the Fremont Funds please refer to page 45.

WHAT A SUB-ADVISOR DOES

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "sub-advisors") to manage the portfolios of certain funds. Sub-advisors are used to provide shareholders with access to world-class investment talent usually available only to the largest institutional investors. Even though the Advisor may hire sub-advisors, the Advisor may choose to manage all or a portion of each Fund's portfolio directly. Sub-advisors are paid by the Advisor and not by the Funds.

In 1996, the Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. The Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes, including sub-advisory fees.

Kern Capital Management LLC, the sub-advisor to the Fremont U.S. Micro-Cap and Fremont Institutional Micro-Cap Funds, and a portion of the Fremont Global Fund, is partially owned by the Advisor.

ADDITIONAL INFORMATION ON THE FREMONT GLOBAL FUND

Three portfolio managers representing the Advisor manage a portion of the Global Fund's assets. Alexandra Kinchen, senior vice president, manages a global fixed income portfolio and inflation-linked bond portfolio; and Norman Gee, senior vice president, and Michelle Romano, vice president, co-manage a money market portfolio. All three have been with the Advisor in excess of five years.

In addition, the following section details the business experience of the investment


24  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

ABOUT THE ADVISOR
--------------------------------------------------------------------------------

managers representing the Global Fund's five sub-advisors:

Armstrong Shaw's portion of the Global Fund's assets is managed by a team of portfolio managers and research analysts.

First Quadrant, L.P. founded in 1988, provides asset management to corporations, endowments, foundations, high-net-worth individuals, and public pension plans.

The portfolio is co-managed by Christopher G. Luck, CFA, Director of Equities Management, and R. Max Darnell, Chief Investment Officer and Director of Research. Mr. Luck and Mr. Darnell joined First Quadrant, L.P. in 1995 and 1991, respectively.

Jarislowsky Fraser Limited's ("JFL's") Investment Strategy Committee is responsible for managing JFL's portion of the Global Fund. The members of the Committee have an average of 20 years of investment experience.

Kern Capital Management LLC (KCM) was founded in 1997 by Robert E. Kern, Jr., chief executive officer, and David G. Kern, CFA, president. Bob Kern and David Kern are co-portfolio managers. Senior invest- ment managers, Bob Kern, David Kern, Gregory A. Weaver, CFA and Steven F. Roseman, CFA, are responsible for research and selection of individual company investments within their respective sectors of expertise. Mr. Weaver, senior vice president, joined KCM in 1997 as a senior research analyst and became a senior investment manager of the Fund in 2001. Mr. Roseman, senior vice president, joined KCM as a senior investment manager in 2003.

Northstar Capital Management, Inc.'s portion of the Global Fund's assets is team managed by H. Kent Mergler, CFA, CIC, president, Stephen K. Mergler, JD, vice president, Robert G. Jacobsen, senior vice president, and Peter V. Van Beuren, senior vice president. The members of the team have an average of 28 years of investment experience.

--------------------------------------------------------------------------------
FREMONT FUND CLOSURES

THE FREMONT U.S. MICRO-CAP FUND

The Fremont U.S. Micro-Cap Fund is currently closed to new investors.

Shareholders who owned shares of the Fund when it was closed on November 13, 2002 may continue to purchase additional shares in their existing accounts.

THE FREMONT U.S. SMALL CAP FUND

The Fremont U.S. Small Cap Fund will close to new investors when the Fund's total assets reach approximately $100 million.

PURCHASING ADDITIONAL SHARES

Financial advisors, institutions, intermediaries and other platforms that have existing client assets or accounts in a closed Fund may add to existing client accounts and may open new accounts for existing or new clients.

Fund management may reopen or close either Fund to certain investors in the future.

--------------------------------------------------------------------------------
MANAGEMENT FEES

This table shows the management fee paid to the Advisor over the past fiscal year:


---------------------------------------------------------------------------------------------------------------------------
FREMONT FUND                 ADVISORY FEE                FREMONT FUND                    ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------------
Global Fund                  0.60%                       Real Estate Securities Fund*    0.85%

International Growth Fund*   1.00%                       Bond Fund***                    0.40%

Large Cap Value Fund*        0.75%                       California Intermediate
                                                         Tax-Free Fund*                  0.40% on first $25 million
                                                                                         0.35% on next $25 million
Large Cap Growth*            0.95%                                                       0.30% on next $50 million
                                                                                         0.25% on next $50 million
Structured Core Fund         0.35%                                                       0.20% on balance over $150 million

U.S. Small Cap Fund*         1.00%

U.S. Micro-Cap Fund**        2.50% on first $30 million  Money Market Fund               0.30% on first $50 million
                             2.00% on next $70 million                                   0.20% on balance over $50 million
                             1.50% on balance over
                               $100 million

For administrative services received, each Fund, except for the U.S. Micro-Cap Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

* The Advisor has contractually reimbursed some of its fees for these Funds. The reimbursements may be changed in the future.

** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

*** Effective November 1, 2003, the Advisor has voluntarily agreed to limit Fund operating expenses that exceed 0.60%. These expenses may be reimbursed to the Advisor by the Fund in the future with approval from the Board of Directors.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS 25

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS AVAILABLE

Once you choose the mutual funds that are right for you, you should choose the type of account you want to invest in. Fremont offers you a variety of accounts designed for your investment needs. Review the types of accounts described below to find the account that is best for you.


-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE      PURPOSE                                             DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL        For your general investment needs.                  Individual accounts are owned by one person.
--------------    --------------------------------------------------  ---------------------------------------------------------
JOINT TENANTS     For the general investment needs of two or more     Joint tenant accounts are owned by more than one
                  people.                                             person.
--------------    --------------------------------------------------  ---------------------------------------------------------
GIFT TO MINOR     To invest for a minor's education or other future   Gift or Transfer to Minor (UGMA/UTMA) custodial
                  needs.                                              accounts provide a way to invest on behalf of a minor.
--------------    --------------------------------------------------  ---------------------------------------------------------
TRUST             For money being invested by a trust, employee       The trust or plan must be established before an
                  benefit plan, or profit-sharing plan.               account can be opened.
--------------    --------------------------------------------------  ---------------------------------------------------------
CORPORATION,      For investment needs of corporations, associations, You will need to provide a certified corporate
PARTNERSHIP OR    partnerships, institutions, or other                resolution with your application.
OTHER ENTITY      groups.
-------------------------------------------------------------------------------------------------------------------------------
OTHER ACCOUNTS    These accounts require a specific application. To order, call 800.548.4539.
-------------------------------------------------------------------------------------------------------------------------------
TRADITIONAL       Allows you to make deductible or non-deductible     This type of retirement account allows anyone under
IRA               contributions to your retirement account, and       age 70 1/2 with earned income to save up to $3,000 per
                  defer paying taxes on your earnings until after     year (for tax years 2002 through 2004).
                  you withdraw the money from your account--usually
                  after retirement.
--------------    --------------------------------------------------  ---------------------------------------------------------
ROTH IRA          Allows you to make non-deductible contributions to  Single taxpayers with Modified Adjusted Gross Income
                  your retirement account today, and withdraw your    (MAGI) up to $110,000 per year, and married couples with
                  earnings tax-free after you are  and have had the   MAGI up to $160,000 per year, may contribute up to $3,000
                  account for at least 5 years.                       each, or $6,000 per couple, for tax years 2002
                                                                      through 2004.
--------------    --------------------------------------------------  ---------------------------------------------------------
SIMPLIFIED        Allows owners and employees of small businesses     SEP-IRAs allow small business owners or those
EMPLOYEE          with fewer than 5 employees to invest tax-deferred  with self-employment income to make tax-deductible
PENSION PLAN      for retirement.                                     contributions of up to 15% of the first $160,000 of
(SEP-IRA)                                                             compensation per year for themselves and any eligible
                                                                      employees.
--------------    --------------------------------------------------  ---------------------------------------------------------
OTHER                                                                 A Fremont fund may be used as an investment in
RETIREMENT                                                            many other kinds of employer-sponsored retirement
PLANS                                                                 plans. All of these accounts need to be established by
                                                                      the trustee of the plan.
--------------    --------------------------------------------------  ---------------------------------------------------------
EDUCATION         To invest for a minor's education or                Provides for tax-free investment growth on behalf of
SAVINGS PLAN      other future needs.                                 a minor.

26 FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO INVEST

The minimum initial investment is $2,000 for a regular account and $1,000 for an IRA or Educational Savings Account. Establish an Automatic Investment Plan with your new account and Fremont will waive the minimum.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, Fremont is required to obtain the name, address, date of birth, Social Security Number and other information for all owners. If, after reasonable efforts Fremont cannot verify your identity, your account will be closed and the proceeds redeemed at the next calculated net asset value.

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT METHOD        TO OPEN AN ACCOUNT                                     TO ADD TO YOUR INVESTMENT
---------------------------------------------------------------------------------------------------------------------------------
BY  MAIL                 Mail in an Account Application with your               Mail your check payable to FREMONT MUTUAL
                         check payable to FREMONT MUTUAL FUNDS.                 FUNDS for $100 or more.
                         Fremont will not accept third party checks,
                         temporary checks, cash, credit cards, credit card
                         checks, travelers checks or money orders.
--------------------     ----------------------------------------------------   -------------------------------------------------
BY  TELEPHONE            Use the Telephone Exchange Privilege or On-line        Use the Telephone Exchange Privilege or On-line
(TELEPHONE               Account Access to move $2,000 or more ($1,000          Account Access to move your investment from
EXCHANGE                 for IRAs or Education Savings Accounts) from an        one Fremont fund to another. Please note that
PRIVILEGE) OR ON         existing Fremont fund account into a new,              exchanges between funds in non-retirement
THE INTERNET             identically registered account. To use the Telephone   accounts are subject to capital gains taxes.
(ON-LINE                 Exchange Privilege, you must first sign up for the     To sign up for On-line Account Access, call
ACCOUNT ACCESS)          privilege by checking the appropriate box on your      800.548.4539 to request a personal identification
                         Account Application. After you sign up, please         number.
                         allow time for Fremont to open your account.
--------------------     ----------------------------------------------------   -------------------------------------------------
BY TELEPHONE                                    --                              Transfer money from your bank to your Fremont
(AUTOBUY PROGRAM)                                                               account by telephone or using On-line Account
OR ON THE INTERNET                                                              Access.  You can sign up for this privilege on
(ON-LINE ACCOUNT                                                                your Account Application or by completing an
ACCESS)                                                                         Automatic Investment Plan form.
--------------------     ----------------------------------------------------   -------------------------------------------------
BY WIRE                                         --                              Call 800.548.4539 (press 6) to request bank
                                                                                routing information for wiring your money to
                                                                                Fremont.  Not available for IRA accounts.
--------------------     ----------------------------------------------------   -------------------------------------------------
BY AUTOMATIC                                                                    Use the Automatic Investment Plan to move
INVESTMENT PLAN                                 --                              money ($50 minimum) from your financial
                                                                                institution (via Automated Clearing House) to
                                                                                your Fremont account once or twice each month.
                                                                                For more information about the Automatic
                                                                                Investment Plan, see the text immediately below.
                                                                                TO PARTICIPATE, CALL TO REQUEST AN AUTOMATIC
                                                                                INVESTMENT PLAN FORM.
---------------------------------------------------------------------------------------------------------------------------------

FREMONT MAKES IT EASY TO INVEST

THE AUTOMATIC INVESTMENT PLAN

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

o    The amount of the monthly investment must be at least $50.

o Open your account with the Automatic Investment Plan, and we will waive the new account minimum.

o If your transfer date falls on a weekend or holiday, we will process the transactions on the previous business day.

To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800.548.4539. We must receive your request at least 5 days prior to your next scheduled investment date.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  27

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

HOW A MUTUAL FUND IS PRICED

A Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

All other Fremont Funds value their portfolio securities using price quotes from the primary markets in which they are traded. If prices are not readily available or the price quotes have become unreliable, "fair values" of those securities will be determined using a method authorized by the Funds' Board of Directors. These fair values may be higher or lower than the securities' closing prices in their relevant markets.

PRICING FOREIGN EQUITIES

The Fremont International Growth Fund and the Fremont Global Fund will fair value price their foreign equity portfolio securities under the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (generally 2:00 a.m. Eastern time), which is fourteen hours prior to the close of the NYSE and the time that the net asset values of the funds holding foreign securities are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time each Fund prices its shares at the close of the NYSE, the Fund will obtain a fair value for its foreign investments when it determines that the market quotations for the foreign investments are either not readily available or may be unreliable.

The fair value prices of these foreign investments will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Funds have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. An independent pricing service furnishes the Funds with data for fair value pricing (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when the Fund determines that the use of such prices will have a material impact on the net asset value of a Fund holding foreign securities. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

If a market quotation is not readily available for these securities, the security is valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. Since securities that are primarily listed on foreign exchanges may trade on days when a Fund does not price its shares, the net asset value of the Fund may change on days when shareholders will not be able to purchase or redeem shares.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders received after Closing Time will be processed with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any required documents, and the investment is received in good order by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

Fremont Funds are available only to U.S. citizens and resident aliens.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont does not accept third party checks, temporary checks, cash, credit cards, credit card checks, travelers checks or money orders.

If you purchase shares by check, and then you sell those shares, the payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or Autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

The Funds may reject any purchase order or exchange request for any reason and without prior notice.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES: REJECTION OF ORDERS

Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors, or person acting on behalf of any investor or

28  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

investors, whose pattern of trading or transaction history involves, in the opinion of the Funds, actual or potential harm to the Funds. The Funds or the Transfer Agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary.

Fremont reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchases and exchange requests or account inquiries.

ABUSIVE TRADING PRACTICES: RISKS FROM TRANSACTIONS BY CERTAIN SHAREHOLDERS

The Funds are not intended for excessive or short-term trading (such as market timing), which may harm performance by compromising portfolio management strategies and increasing Fund expenses. However, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of combined or omnibus accounts by those intermediaries. Investors also will sometimes attempt to use various other trading and ownership techniques that are intended to conceal or avoid detection of their otherwise impermissible or abusive trading in shares of the Funds. Investors who have not engaged in market timing may also be prevented from exchanging or purchasing shares of the Funds if Fremont believes the intermediary, adviser or representative associated with that investor's account has otherwise been involved in excessive or short-term trading on behalf of other accounts or investors.

INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Funds through authorized broker-dealers, banks, or other financial institutions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. These institutions also may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Funds may compensate third-party service providers who perform shareholder servicing normally performed by the Funds.

--------------------------------------------------------------------------------
HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required documents and/or forms described on page 31, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

---------------------------------------------------------------------------------------------------------------------------------
SELLING METHOD                           FEATURES AND REQUIREMENTS
---------------------------------------------------------------------------------------------------------------------------------
BY MAIL                                  MAIL YOUR INSTRUCTIONS TO:               IF YOU ARE USING OVERNIGHT MAIL:
                                         Fremont Mutual Funds, Inc.               Fremont Mutual Funds, Inc.
                                         Shareholder Services                     c/o PFPC
                                         P.O. Box 9769                            101 Sabin Street
                                         Providence, RI 02940-9769                Pawtucket, RI 02860
-------------------------------------    ----------------------------------------------------------------------------------------
BY TELEPHONE (TELEPHONE                  The Telephone Redemption Privilege allows you to redeem your shares by phone. On-line
REDEMPTION PRIVILEGE) OR ON THE          Account Access allows you to redeem your shares on-line. You must make your telephone
INTERNET (ON-LINE ACCOUNT ACCESS)        Access)and Internet redemptions by Closing Time to receive that day's price. YOU MUST
                                         PROVIDE WRITTEN AUTHORIZATION TO ADD THIS PRIVILEGE TO YOUR ACCOUNT PRIOR TO MAKING THE
                                         REQUEST.
-------------------------------------    ----------------------------------------------------------------------------------------
BY AUTOMATIC WITHDRAWAL PLAN             The Automatic Withdrawal Plan (explained more fully below) lets you set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts ($100 minimum). To establish this feature, complete an Account Maintenance form which is available on-line at www.fremontfunds.com or by calling 800.548.4539.

WWW.FREMONTFUNDS.COM                                   FREMONT MUTUAL FUNDS   29

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO SELL YOUR SHARES (CONT.)

HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

o    BY CHECK - Your check will be sent by regular mail to your address on file.

o    BY WIRE - There is a $10 service fee.

o BY ELECTRONIC TRANSFER - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.

--------------------------------------------------------------------------------
SPECIAL SERVICES AVAILABLE

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions made by check or electronic transfer will be made on the date you indicate when you set up an Automatic Withdrawal Plan on your account.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o    You may also request automatic exchanges of a specified dollar amount.


WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the request. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.


CHECK REDEMPTION PRIVILEGE

The Fremont Money Market Fund, the Fremont Bond Fund, and the Fremont California Intermediate Tax-Free Fund offer check redemption privileges, except for retirement accounts. Please note that:

o    There is no charge for the checks.

o    Each check must be written for at least $250.

o On the date that the check is presented for payment, the amount of the check will be deducted from your account.

o    You may not close your account by writing a check.

--------------------------------------------------------------------------------
WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.


HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc., Fremont's transfer agent, before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

REDEMPTION FEE

The Fremont International Growth Fund imposes a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders. It is enacted to discourage short-term trading of the Fund by market timers or other

                                                           (continued next page)


30 FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES (CONT.)

investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The "first in, first out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares pruchased first will be redeemed first for the purpose of determining whether the fee applies.

A redemption fee will not be charged on:

o Shares acquired by reinvestment of dividends or distributions from a Fund, shares held in an account of a qualified or non-qualified retirement plan, such as a 401(k) plan, or purchased through certain intermediaries.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 7 days. Fremont may withhold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee," please see page 32.

If your non-retirement account balance falls below $1,500, the Fund has the right to redeem your shares after giving you 60-days' notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it shares held in an account of a qualified may be difficult to sell shares by telephone. or non-qualified retirement plan, such as Fremont will do its best to accommodate all a 401(k) plan, or purchased through shareholders, but you should consider using certain intermediaries. overnight mail if you find that you are About redemption checks unable to get through by telephone.

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a Medallion Signature Guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o    You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o    The check is being made payable to someone other than the account owner.

o You are requesting us to set up an Automatic Withdrawal Plan on your account.

o    You are instructing us to change your bank account information.

o If you wish to exchange from one Fremont Fund into another which is registered differently.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a Medallion Signature Guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.


REDEMPTION CHECKLIST:

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

[X] INCLUDE ALL YOUR ACCOUNT INFORMATION - your name, the fund's name, and your account number.

[X] PROVIDE YOUR PREFERRED REDEMPTION METHOD - check, wire, or electronic transfer.

[X] SPECIFY THE DOLLAR AMOUNT OR NUMBER OF SHARES YOU ARE REDEEMING. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

[X] HAVE ALL ACCOUNT OWNERS SIGN THE LETTER OF INSTRUCTION - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

[X] HAVE SIGNATURE(S) GUARANTEED WHEN NEEDED - review the signature guarantee requirements above. Be sure to obtain a signature guarantee if your sale meets those requirements.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  31
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SHAREHOLDER GUIDE
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MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings, and you can also find daily prices on the Fremont Funds Web site at WWW.FREMONTFUNDS.COM 24 hours a day.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

STATEMENTS & REPORTS

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements for all Fremont funds, with account information as of the end of March, June, September and December.

o    Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

ACCOUNT ACCESS ON THE INTERNET

Shareholders can use our secure Web site at WWW.FREMONTFUNDS.COM to:

o    Check current account balances;

o    View a portfolio;

o    Buy, exchange, or sell shares (some restrictions may apply);

o    View previous transactions; and

o    Reorder checkbooks; and

o    Change contact information.

Our Web site also provides fund performance, distribution schedules, forms and other in-depth information to help shareholders monitor their investments. At times, our Web site may contain supplemental information that is more current than that provided in our prospectus.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

A Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities.

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gains distributions.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o    Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends in cash and accept short-term and long-term capital gains distributions in additional shares.


FREMONT FUND                           DIVIDENDS              DISTRIBUTIONS
---------------------------------      ---------              -------------
GLOBAL                                 QUARTERLY                ANNUALLY
INTERNATIONAL GROWTH                   ANNUALLY                 ANNUALLY
LARGE CAP VALUE                        ANNUALLY                 ANNUALLY
LARGE CAP GROWTH                       ANNUALLY                 ANNUALLY
STRUCTURED CORE                        ANNUALLY                 ANNUALLY
U.S. SMALL CAP                         ANNUALLY                 ANNUALLY
U.S. MICRO-CAP                         ANNUALLY                 ANNUALLY
REAL ESTATE SECURITIES                 QUARTERLY                ANNUALLY
BOND                                   MONTHLY                  ANNUALLY
CALIFORNIA INTERMEDIATE TAX-FREE       MONTHLY                  ANNUALLY
MONEY MARKET                           MONTHLY                  ANNUALLY
----------------------------------------------------------------------------

o Automatically reinvest income distributions and receive short-term and long-term gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

32  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TAX CONSIDERATIONS

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on these two pages does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in a Fund's portfolio. When, for example, a Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, each Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 15%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions--including exchanges between funds--are subject to capital gains tax.

FOREIGN INCOME TAXES

Dividends and interest from foreign issuers earned by a fund may be subject to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. These taxes are paid by the fund, not by you personally.

Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors.

U.S. shareholders may be entitled to a credit or deduction for foreign income taxes paid by Fremont's global and international funds.

REAL ESTATE INVESTMENT TRUST TAXES

Real Estate Investment Trusts, or REITs, do not provide complete information about the taxability of their distributions until after the calendar year-end. For this reason the Fremont Real Estate Securities Fund may request permission each year from the IRS to extend the deadline for issuing Form 1099-DIV to February 28.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS 33

INVESTMENT TERMS
--------------------------------------------------------------------------------

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BOND - An IOU issued by a government agency, municipality or private firm. The buyer of a bond is effectively loaning money to the bond issuer, who agrees to pay back the loan on a certain date in the future, and make interest payments during the life of the loan.

BOND QUALITY - Bonds are rated for their degree of investment risk, or credit-worthiness. Generally, a bond issuer that is considered less credit worthy must pay a higher interest rate to attract buyers. Ratings range from AAA (highly unlikely to default) to D (in default). Investment grade bonds are rated Baa or BBB, or above.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if a fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

o LONG-TERM GAINS - Capital gains on securities held for more than 12 months.

CITIGROUP NON-U.S. GOVERNMENT BOND INDEX - Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a shareholder. Like other mutual funds, Fremont Mutual Funds periodically pay dividends to shareholders based on the income received from investments.

DOW JONES WILSHIRE REIT INDEX - Measures U.S. publicly traded Real Estate Investment Trusts.

DURATION - Measures how sensitive a bond's price is to interest rate changes.

EMERGING MARKET - A less developed market in a country with a low per capita income.

FORWARD CONTRACT - An agreement to purchase or sell a certain quantity of an investment (such as government bonds) at an agreed upon price on a specified date in the future.

GLOBAL - Refers to a mutual fund or investment strategy that invests all over the world, including the United States.

iMONEYNET MONEY FUND REPORT AVERAGES - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

INDEX FUTURES - An agreement to purchase or sell a certain quantity of all the securities that make up an index (such as the stocks that comprise the S&P 500 Index) at an agreed upon price on a specified date in the future.

INTEREST RATE - The rate that a borrower pays a money lender for the use of money. If the issuer of a bond (a government or corporation, for example) pays $600 per year for a $10,000 bond, the interest rate is 6%.

INTERMEDIATE-TERM - For bonds, a bond that matures most commonly in 3 to 10 years.

INTERNATIONAL - Refers to a mutual fund or investment strategy that invests outside the United States.

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX - An index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody's.

LEHMAN BROTHERS U.S. AGGREGATE INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX - An index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

LIQUIDITY - The ability to buy or sell an investment quickly without affecting its price.

MARKET CAPITALIZATION (MARKET CAP) - The market value of a corporation's stock, determined by multiplying the number of stock shares issued by the market price of a share of stock. Investment managers often use market capitalization as one investment criterion, requiring, for example, that a company have a market capitalization of $100 million or more to qualify as a potential investment.

                                                           (continued next page)


34  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

--------------------------------------------------------------------------------

MATURITY - A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

MONEY MARKET - The market for short-term debt instruments (such as certificates of deposit, U.S. Treasury bills and discount notes issued by federal government agencies).

MOODY'S INVESTORS SERVICE (MOODY'S) - A nationally recognized statistical rating organization which evaluates the credit-worthiness of bond issuers in terms of their capacity and willingness to meet a financial commitment on a bond or commercial paper.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NON-DIVERSIFIED MUTUAL FUND - A mutual fund that is allowed by its prospectus to make large investments in a relatively small number of stocks or bonds.

NET ASSET VALUE (NAV) - The price of a single fund share. Calculated by adding up the value of all the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a fund's combined holdings.

PORTFOLIO TURNOVER - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

REAL ESTATE INVESTMENT TRUST (REIT) - A corporation or business trust that owns, manages and/or develops pools of properties - from apartments and office buildings to self-storage facilities for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.

REDEMPTION - The act of selling shares of a mutual fund.

RUSSELL 1000 INDEX - A comprehensive large cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

RUSSELL 1000 VALUE INDEX - Measures the performance of those Russell 1000 companies (see definition above) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

S&P 500 INDEX - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

STOCK - A share of ownership in a corporation.

SUB-ADVISOR - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.


WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  35

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


FREMONT GLOBAL FUND                                               YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                               2003          2002           2001           2000           1999
                                           -----------   -----------    -----------    -----------    -----------
SELECTED PER SHARE DATA
     For one share outstanding
     during the period
     NET ASSET VALUE, BEGINNING
      OF PERIOD                            $      9.50   $     10.65    $     13.52    $     14.75    $     14.13
                                           -----------   -----------    -----------    -----------    -----------
     INCOME FROM INVESTMENT
        OPERATIONS
          Net investment income                    .27           .15            .24            .39            .41
          Net realized and unrealized
             gain (loss)                          1.52         (1.18)         (2.56)           .89           1.89
                                           -----------   -----------    -----------    -----------    -----------
               Total income from
                 investment operations            1.79         (1.03)         (2.32)          1.28           2.30
                                           -----------   -----------    -----------    -----------    -----------
     LESS DISTRIBUTIONS
          From net investment income              (.10)         (.12)          (.16)          (.54)          (.50)
          From net realized gains                   --            --           (.36)         (1.97)         (1.18)
          Return of capital distribution          (.02)           --           (.03)            --             --
                                           -----------   -----------    -----------    -----------    -----------
               Total distributions                (.12)         (.12)          (.55)         (2.51)         (1.68)
                                           -----------   -----------    -----------    -----------    -----------
     NET ASSET VALUE, END OF PERIOD        $     11.17   $      9.50    $     10.65    $     13.52    $     14.75
                                           ===========   ===========    ===========    ===========    ===========
TOTAL RETURN                                     18.94%        (9.85)%       (17.77)%         8.86%         17.37%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period
      (000s omitted)                       $   236,625   $   508,214    $   602,131    $   799,490    $   686,808
     Ratio of expenses to
       average net assets                          .95%          .95%           .93%           .90%           .86%
     Ratio of net investment
       income to average net assets               1.74%         1.43%          1.97%          2.54%          2.85%
     Portfolio turnover rate                        73%          104%           173%           112%           113%


FREMONT INTERNATIONAL GROWTH FUND                                 YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                               2003          2002           2001           2000          1999
                                           -----------   -----------    -----------    -----------    -----------

SELECTED PER SHARE DATA
     For one share outstanding
      during the period
     NET ASSET VALUE, BEGINNING
      OF PERIOD                            $      6.32   $      7.50    $     12.13    $     13.01    $     10.34
                                           -----------   -----------    -----------    -----------    -----------
     INCOME FROM INVESTMENT
       OPERATIONS
          Net investment income                    .05           .13            .16             --(4)          --(4)
          Net realized and unrealized
             gain (loss)                           .94         (1.42)         (3.81)          (.28)          3.69
                                           -----------   -----------    -----------    -----------    -----------
               Total income from
                 investment operations             .99         (1.29)         (3.65)          (.28)          3.69
                                           -----------   -----------    -----------    -----------    -----------
     LESS DISTRIBUTIONS
          From net investment income              (.11)           --(4)        (.15)          (.02)          (.01)
          From net realized gains                   --            --           (.83)          (.58)         (1.01)
                                           -----------   -----------    -----------    -----------    -----------
               Total distributions                (.11)           --(4)        (.98)          (.60)         (1.02)
                                           -----------   -----------    -----------    -----------    -----------
     REDEMPTION FEE PROCEEDS(6)                    .01           .11            N/A            N/A            N/A
                                           -----------   -----------    -----------    -----------    -----------
     NET ASSET VALUE, END OF PERIOD        $      7.21   $      6.32    $      7.50    $     12.13    $     13.01
                                           ===========   ===========    ===========    ===========    ===========
TOTAL RETURN(1)                                  16.19%       (15.69)%       (32.21)%        (2.54)%        38.70%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period
        (000s omitted)                     $    29,583   $    23,086    $    45,417    $    86,517    $    59,974
     Ratio of net expenses to
       average net assets(2)                      1.50%         1.50%          1.50%          1.50%          1.50%
     Ratio of gross expenses to
      average net assets(2)                       1.71%         1.99%          1.88%          1.70%          1.74%
     Ratio of net investment
       income (loss)
       to average net assets                       .79%          .07%           .07%          (.04)%          .04%
     Portfolio turnover rate                         8%          114%            50%            43%            76%

For footnote references, see "Notes to Financial Highlights" on page 42.

36  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT LARGE CAP VALUE FUND                                           Year Ended October 31        Period from
-----------------------------------------------------------------------------------------------     12/29/00 to
                                                                         2003           2002         10/31/01
                                                                     -----------    -----------     -----------
SELECTED PER SHARE DATA
     For one share outstanding during the period
     NET ASSET VALUE, BEGINNING OF PERIOD                            $      5.96    $      7.91     $     10.00
                                                                     -----------    -----------     -----------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                                              .06             --(4)           --
          Net realized and unrealized gain (loss)                           1.46          (1.95)          (2.09)
                                                                     -----------    -----------     -----------
               Total income from investment operations                      1.52          (1.95)          (2.09)
                                                                     -----------    -----------     -----------
     LESS DISTRIBUTIONS
          From net investment income                                        (.02)            --(4)           --
                                                                     -----------    -----------     -----------
               Total distributions                                          (.02)            --(4)           --
                                                                     -----------    -----------     -----------
     NET ASSET VALUE, END OF PERIOD                                  $      7.46    $      5.96     $      7.91
                                                                     ===========    ===========     ===========
TOTAL RETURN(1)                                                            25.51%        (24.63)%        (20.90)%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                        $     9,707    $    22,224     $    27,191
     Ratio of net expenses to average net assets(2)                         1.20%          1.20%           1.20%*
     Ratio of gross expenses to average net assets(2)                       1.91%          1.45%           2.09%*
     Ratio of net investment income to average net assets                    .65%           .08%            .06%*
     Portfolio turnover rate                                                  79%            59%              5%


FREMONT LARGE CAP GROWTH FUND                                          Year Ended October 31        Period from
-----------------------------------------------------------------------------------------------     09/28/01 to
                                                                         2003           2002+        10/31/01+
                                                                     -----------    -----------     -----------
SELECTED PER SHARE DATA
     For one share outstanding during the period
     NET ASSET VALUE, BEGINNING OF PERIOD                            $      7.96    $      9.16     $      9.24
                                                                     -----------    -----------     -----------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment loss                                               (.03)          (.04)             --(4)
              Net realized and unrealized gain (loss)                        .74          (1.16)           (.08)
                                                                     -----------    -----------     -----------
               Total income from investment operations                       .71          (1.20)           (.08)
                                                                     -----------    -----------     -----------
     NET ASSET VALUE, END OF PERIOD                                  $      8.67    $      7.96     $      9.16
                                                                     ===========    ===========     ===========
TOTAL RETURN(1)                                                             8.92%        (13.10)%         (.87)%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                        $    23,191    $     3,260     $       496
     Ratio of net expenses to average net assets(2)                         1.40%          1.40%            .15%++
     Ratio of gross expenses to average net assets(2)                       2.25%          5.10%           4.02%++
     Ratio of net investment loss to average net assets                     (.69)%         (.76)%          (.04)%++
     Portfolio turnover rate                                                  55%            61%              2%


+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per-share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.

++   Unannualized.

For footnote references, see "Notes to Financial Highlights" on page 42.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS 37

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


FREMONT STRUCTURED CORE FUND                                        YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------------
                                                 2003          2002           2001           2000           1999
                                             -----------   -----------    -----------    -----------    -----------
SELECTED PER SHARE DATA
     For one share outstanding during
        the period
     NET ASSET VALUE, BEGINNING OF PERIOD    $      9.03   $     10.90    $     15.59    $     15.70    $     15.56
                                             -----------   -----------    -----------    -----------    -----------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                      .08           .07            .08            .10            .14
          Net realized and unrealized
             gain (loss)                            1.56         (1.87)         (4.00)           .98           3.20
                                             -----------   -----------    -----------    -----------    -----------
               Total income from investment
                 operations                         1.64         (1.80)         (3.92)          1.08           3.34
                                             -----------   -----------    -----------    -----------    -----------
     LESS DISTRIBUTIONS
          From net investment income                (.08)         (.07)          (.02)          (.11)          (.16)
          From net realized gains                     --            --           (.75)         (1.08)         (3.04)
                                             -----------   -----------    -----------    -----------    -----------
               Total distributions                  (.08)         (.07)          (.77)         (1.19)         (3.20)
                                             -----------   -----------    -----------    -----------    -----------
     NET ASSET VALUE, END OF PERIOD          $     10.59   $      9.03    $     10.90    $     15.59    $     15.70
                                             ===========   ===========    ===========    ===========    ===========
TOTAL RETURN                                       18.37%       (16.65)%       (26.07)%         7.18%         24.24%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period
          (000s omitted)                     $    71,265   $    63,676    $    86,546    $   124,030    $   142,759
     Ratio of net expenses to
       average net assets                            .91%         1.01%           .93%           .87%           .82%
     Ratio of net investment income
      to average net assets                          .82%          .61%           .61%           .58%           .82%
     Portfolio turnover rate                         169%           74%            69%            68%            80%


FREMONT U.S. SMALL CAP FUND                                          YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------------
                                                 2003          2002           2001           2000           1999
                                             -----------   -----------    -----------    -----------    -----------
SELECTED PER SHARE DATA
     For one share outstanding
        during the period
     NET ASSET VALUE, BEGINNING
         OF PERIOD                           $      7.66   $     11.11    $     18.70    $     15.74    $      8.87
                                             -----------   -----------    -----------    -----------    -----------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment loss                       (.14)         (.13)          (.07)          (.08)          (.02)
          Net realized and unrealized
             gain (loss)                            3.24         (3.32)         (5.84)          4.42           7.49
                                             -----------   -----------    -----------    -----------    -----------
               Total income from investment
                 operations                         3.10         (3.45)         (5.91)          4.34           7.47
                                             -----------   -----------    -----------    -----------    -----------
     LESS DISTRIBUTIONS
          From net realized gains                     --            --          (1.68)         (1.38)          (.60)
                                             -----------   -----------    -----------    -----------    -----------
               Total distributions                    --            --          (1.68)         (1.38)          (.60)
                                             -----------   -----------    -----------    -----------    -----------
     NET ASSET VALUE, END OF PERIOD          $     10.76   $      7.66    $     11.11    $     18.70    $     15.74
                                             ===========   ===========    ===========    ===========    ===========
TOTAL RETURN(1)                                    40.47%       (31.05)%       (33.73)%        27.75%         84.60%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period
       (000s omitted)                        $    38,738   $    31,563    $    46,060    $    72,067    $    29,579
     Ratio of net expenses to
       average net assets(2)                        1.60%         1.56%          1.50%          1.50%          1.50%
     Ratio of gross expenses to
       average net assets(2)                        1.72%         1.88%          1.89%          1.83%          2.15%
     Ratio of net investment loss
       to average net assets                       (1.42)%       (1.27)%         (.52)%         (.45)%         (.75)%
     Portfolio turnover rate                         207%          108%           134%           148%           161%


For footnote references, see "Notes to Financial Highlights" on page 42.

38  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


FREMONT U.S. MICRO-CAP FUND                                          YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                                 2003          2002           2001          2000          1999
                                             -----------   -----------    -----------   -----------   -----------
SELECTED PER SHARE DATA
     For one share outstanding
       during the period
     NET ASSET VALUE, BEGINNING
       OF PERIOD                             $     18.43   $     25.22    $     34.99   $     28.36   $     16.34
                                             -----------   -----------    -----------   -----------   -----------
     INCOME FROM INVESTMENT
        OPERATIONS
          Net investment income
             (loss)                                 (.33)         (.35)          (.13)          .02          (.18)
          Net realized and unrealized
             gain (loss)                           10.04         (6.44)         (6.69)        13.03         17.94
                                             -----------   -----------    -----------   -----------   -----------
               Total income from investment
                 operations                         9.71         (6.79)         (6.82)        13.05         17.76
                                             -----------   -----------    -----------   -----------   -----------
     LESS DISTRIBUTIONS
          From net investment income                  --            --             --          (.02)           --
          From net realized gains                     --            --          (2.95)        (6.40)        (5.74)
                                             -----------   -----------    -----------   -----------   -----------
               Total distributions                    --            --          (2.95)        (6.42)        (5.74)
                                             -----------   -----------    -----------   -----------   -----------
     NET ASSET VALUE, END OF PERIOD          $     28.14   $     18.43    $     25.22   $     34.99   $     28.36
                                             ===========   ===========    ===========   ===========   ===========
TOTAL RETURN                                       52.69%       (26.92)%       (20.05)%       46.07%       110.46%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period
       (000s omitted)                        $   573,677   $   401,068    $   600,259   $   825,973   $   300,503
     Ratio of net expenses to average
         net assets(2)                              1.64%         1.61%          1.60%         1.57%         1.82%
     Ratio of net investment income (loss)
      to average net assets                        (1.47)%       (1.33)%         (.47)%         .06%         (.97)%
     Portfolio turnover rate                         105%           68%            90%          117%          164%


FREMONT REAL ESTATE SECURITIES FUND                                  YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                                 2003          2002           2001          2000          1999
                                             -----------   -----------    -----------   -----------   -----------
SELECTED PER SHARE DATA
     For one share outstanding
       during the period
     NET ASSET VALUE, BEGINNING OF PERIOD    $      8.12   $      8.22    $      7.79   $      7.51   $      7.98
                                             -----------   -----------    -----------   -----------   -----------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                      .46           .39            .21           .43           .35
          Net realized and unrealized
             gain (loss)                            2.10          (.11)           .61           .35          (.34)
                                             -----------   -----------    -----------   -----------   -----------
               Total income from investment
                 operations                         2.56           .28            .82           .78           .01
                                             -----------   -----------    -----------   -----------   -----------
     LESS DISTRIBUTIONS
          From net investment income                (.59)         (.38)          (.36)         (.43)         (.39)
          From net realized gains                     --            --           (.03)         (.07)         (.09)
                                             -----------   -----------    -----------   -----------   -----------
               Total distributions                  (.59)         (.38)          (.39)         (.50)         (.48)
                                             -----------   -----------    -----------   -----------   -----------
     NET ASSET VALUE, END OF PERIOD          $     10.09   $      8.12    $      8.22   $      7.79   $      7.51
                                             ===========   ===========    ===========   ===========   ===========
TOTAL RETURN(1)                                    32.75%         3.12%         10.43%        10.59%         (.07)%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period
       (000s omitted)                        $    29,567   $    20,181    $    18,443   $    25,829   $    31,499
     Ratio of net expenses to average
        net assets(2)                               1.50%         1.50%          1.50%         1.50%         1.50%
     Ratio of gross expenses to
       average net assets(2)                        1.74%         1.62%          2.06%         2.10%         1.88%
     Ratio of net investment income
       to average net assets                        4.89%         4.19%          4.14%         5.51%         4.32%
     Portfolio turnover rate                          60%           79%           122%           91%          198%


For footnote references, see "Notes to Financial Highlights" on page 42.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  39

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


FREMONT BOND FUND                                                    YEAR ENDED OCTOBE R 31
-----------------------------------------------------------------------------------------------------------------
                                                 2003          2002          2001          2000           1999
                                             -----------   -----------   -----------   -----------    -----------
  SELECTED PER SHARE DATA
       For one share outstanding
        during the period
       NET ASSET VALUE, BEGINNING
         OF PERIOD                           $     10.51   $     10.57   $      9.73   $      9.66    $     10.44
                                             -----------   -----------   -----------   -----------    -----------
       INCOME FROM INVESTMENT OPERATIONS
            Net investment income                    .27           .41           .54           .61            .60
            Net realized and unrealized
              gain (loss)                            .36           .13           .95           .15           (.60)
                                             -----------   -----------   -----------   -----------    -----------
               Total income from investment
                  operations                         .63           .54          1.49           .76             --
                                             -----------   -----------   -----------   -----------    -----------
       LESS DISTRIBUTIONS
             From net investment income             (.37)         (.47)         (.53)         (.69)          (.60)
             From net realized gains                (.34)         (.13)         (.12)           --           (.18)
                                             -----------   -----------   -----------   -----------    -----------
               Total distributions                  (.71)         (.60)         (.65)         (.69)          (.78)
                                             -----------   -----------   -----------   -----------    -----------
       NET ASSET VALUE, END OF PERIOD        $     10.43   $     10.51   $     10.57   $      9.73    $      9.66
                                             ===========   ===========   ===========   ===========    ===========
  TOTAL RETURN(1)                                   6.20%         5.43%        15.79%         8.33%           .01%
  RATIOS AND SUPPLEMENTAL DATA
       Net assets, end of period
          (000s omitted)                     $   852,076   $ 1,150,534   $   921,323   $   227,450    $   184,435
       Ratio of net expenses to average
          net assets(2)                              .61%          .59%          .57%         1.83%(3)        .60%
       Ratio of gross expenses to
         average net assets(2)                       .66%          .64%          .63%         1.90%           .67%
       Ratio of net investment income
         to average net assets                      2.81%         3.75%         4.90%         6.44%          6.01%
       Portfolio turnover rate                        85%           81%          160%          176%           298%


FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                        YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
                                                 2003          2002          2001          2000           1999
                                             -----------   -----------   -----------   -----------    -----------
  SELECTED PER SHARE DATA
       For one share outstanding during
         the period
       NET ASSET VALUE, BEGINNING
         OF PERIOD                           $     11.08   $     11.16   $     10.87   $     10.67    $     11.25
                                             -----------   -----------   -----------   -----------    -----------
       INCOME FROM INVESTMENT OPERATIONS
            Net investment income                    .41           .48           .51           .50            .51
            Net realized and unrealized
              gain (loss)                            .07          (.08)          .29           .21           (.58)
                                             -----------   -----------   -----------   -----------    -----------
               Total income from investment
                  operations                         .48           .40           .80           .71           (.07)
                                             -----------   -----------   -----------   -----------    -----------
       LESS DISTRIBUTIONS
            From net investment income              (.41)         (.48)         (.51)         (.51)          (.51)
            From net realized gains                 (.07)           --            --            --(4)          --
                                             -----------   -----------   -----------   -----------    -----------
               Total distributions                  (.48)         (.48)         (.51)         (.51)          (.51)
                                             -----------   -----------   -----------   -----------    -----------
       NET ASSET VALUE, END OF PERIOD        $     11.08   $     11.08   $     11.16   $     10.87    $     10.67
                                             ===========   ===========   ===========   ===========    ===========
  TOTAL RETURN(1)                                   4.46%         3.65%         7.49%         6.78%          (.68)%
  RATIOS AND SUPPLEMENTAL DATA
       Net assets, end of period
         (000s omitted)                      $    59,012   $    60,570   $    65,153   $    62,800    $    63,919
       Ratio of net expenses to average net
         assets(2)                                   .55%          .53%          .49%          .49%           .45%
       Ratio of gross expenses to average
        net assets(2)                                .69%          .67%          .69%          .70%           .64%
       Ratio of net investment income
         to average net assets                      3.72%         4.32%         4.57%         4.70%          4.59%
       Portfolio turnover rate                       116%           22%            6%           13%             6%

For footnote references, see "Notes to Financial Highlights" on page 42.


40  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


FREMONT MONEY MARKET FUND                                             YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------
                                                 2003           2002           2001          2000          1999
                                             -----------    -----------    -----------   -----------   -----------
SELECTED PER SHARE DATA
     For one share outstanding during
        the period
     NET ASSET VALUE, BEGINNING OF PERIOD    $      1.00    $      1.00    $      1.00   $      1.00   $      1.00
                                             -----------    -----------    -----------   -----------   -----------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                      .01            .02            .05           .06           .05
                                             -----------    -----------    -----------   -----------   -----------
               Total income from investment
                 operations                          .01            .02            .05           .06           .05
                                             -----------    -----------    -----------   -----------   -----------
     LESS DISTRIBUTIONS
          From net investment income                (.01)          (.02)          (.05)         (.06)         (.05)
                                             -----------    -----------    -----------   -----------   -----------
               Total distributions                  (.01)          (.02)          (.05)         (.06)         (.05)
                                             -----------    -----------    -----------   -----------   -----------
     NET ASSET VALUE, END OF PERIOD          $      1.00    $      1.00    $      1.00   $      1.00   $      1.00
                                             ===========    ===========    ===========   ===========   ===========
TOTAL RETURN                                         .93%          1.77%          4.67%         5.99%         4.89%(1)
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period
        (000s omitted)                       $   701,587    $   870,105    $   777,523   $   707,992   $   760,950
     Ratio of net expenses to average
       net assets(2,5)                               .42%           .42%           .42%          .42%          .37%
     Ratio of gross expenses to average
       net assets(2,5)                               .42%           .42%           .42%          .42%          .42%
     Ratio of net investment income
       to average net assets                         .95%          1.75%          4.54%         5.80%         4.83%


For footnote references, see "Notes to Financial Highlights" on page 42.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  41

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following notes are being used as referenced items in the Financial Highlights of the Funds presented on pages 36 through 41.

(1) Total return would have been lower had the advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

(2) The Advisor waived and/or reimbursed some of its fees for the Funds. Prior to December 11, 1999, the waivers have been voluntary. The Advisor is now contractually obligated to limit fund expenses. However, these limits may be changed by the Board of Directors. For the Bond Fund and the Money Market Fund, all fees waived in the past cannot be recouped in the future.

      Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under each Fund's Financial Highlights table.

      For the International Growth Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund, and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

      For the International Growth Fund and the Real Estate Securities Fund, the Advisor contractually limited the total operating expenses to 1.50% of average net assets.

      For the U.S. Small Cap Fund, the Advisor limited the total operating expenses to 1.60% of average net assets beginning March 1, 2002.

      For the Large Cap Value Fund and the Large Cap Growth Fund, the Advisor contractually limited the total operating expenses to 1.20% and 1.40%, respectively, of average net assets.

      For the Bond Fund, the Advisor contractually waived 0.05% out of the 0.15% administrative fee beginning on March 1, 1999.

      Effective November 1, 2003, the Advisor has voluntarily agreed to waive the Bond Fund's operating expenses that exceed 0.60%. The Advisor may remove this waiver at any time in the future.

      For the California Intermediate Tax-Free Fund, the Advisor contractually limited the total operating expenses to 0.55% of average net assets beginning March 1, 2001.

      Prior to March 1, 2002, the total operating expense limit for the U.S. Small Cap Fund and the California Intermediate Tax-Free Fund were 1.50% and 0.49%, respectively of average net assets.

(3) Ratio of net expenses to average net assets excluding interest expense is 0.62%.

(4)   Less than $0.01 per share.

(5) Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

(6)   Redemption fee proceeds instituted on April 19, 2002.

*     Annualized.


42   FREMONT MUTUAL FUNDS                           CALL TOLL FREE: 800.548.4539

FREMONT'S PRIVACY STATEMENT

Fremont Mutual Funds, Inc. is committed to protecting your personal information. Privacy and security are fundamental elements of Fremont's commitment to service. We understand the importance you place on protecting information that personally identifies you or your investment account. We refer to all this data as "personal information," which includes, but is not limited to your:

     o First and last name               o Social Security Number
     o Physical address, zip code        o Birth date
     o Email address                     o Phone and fax numbers
     o Account number                    o Account type
     o Account balance                   o Fund name(s)

FREMONT DOES NOT SELL PERSONAL INFORMATION ABOUT OUR CUSTOMERS OR FORMER CUSTOMERS TO ANYONE. We will only share personal information as needed within our organization and with non-affiliated third parties as stated in this Privacy Statement, unless we give you additional notice or ask for your permission.

In the course of business Fremont may provide your personal information to the following parties:

     SERVICE PROVIDERS: Fremont may share your personal information with authorized service providers who need this information to perform services related to processing your requests and transactions. In general, these service providers consist of custodians, transfer agents, authorized broker-dealers, banks, or other financial institutions and their intermediaries.

     FEDERAL AND STATE REGULATORS: At times, Fremont may need to disclose or report personal information when we believe in good faith that disclosure is required under law.

Your personal information will only be used to manage or maintain your account. To do so, we may share your personal information with an agent or affiliate. This personal information is protected with a strict confidentiality agreement, and companies that we hire to provide support services or act as our agent must conform to our privacy standards. We do not allow any non-affiliated company to retain your personal information longer than necessary to provide its product or service, unless you grant us permission to do so.

Fremont's corporate policies require that employees with access to confidential customer information may not use or disclose the information except for business use. All employees are required to safeguard such information, as specified in their confidentiality agreements with Fremont. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

USA PATRIOT ACT

Under rules required by the USA PATRIOT ACT, we may ask you to provide various identification documents or other information. Until you provide the information we need, we may not be able to open an account or effect any transactions for you. The Act was designed to detect, deter and punish terrorists in the United States and abroad and consequently imposes new anti-money laundering requirements on financial institutions. These requirements necessitate our obtaining such identification documents from you. We thank you for your cooperation and hope that you will support us in our efforts to deny terrorist groups access to America's financial system.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  43

CERTAIN LEGAL MATTERS
--------------------------------------------------------------------------------

You most likely have heard or read about regulatory inquiries into trading practices in the mutual fund industry. At the Advisor and the Funds, investor trust and confidence are part of our heritage and are fundamental to our business. In order that we continue to earn that trust and confidence, we wanted to make you aware of the following facts.

The New York State Attorney General and the Securities and Exchange Commission have asked a large number of mutual fund organizations, including the Advisor and the Funds, to supply information about their trading activities. In addition, we have received a request for production of documents from the office of the U.S. Attorney in the Northern District of California, and we believe that other investment advisors and funds have received similar requests. We have cooperated fully with these inquiries.

On September 18, 2003, the Board of Directors of the Funds established a Special Committee of Independent Directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices. The Committee's review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Fund's own policies. The last such arrangement was terminated in October 2002. The few management personnel who we believe may have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons.

On January 29, 2004, the staff of the Securities and Exchange Commission (the "Staff") issued a commonly-called "Wells notice" to the Advisor, indicating their intention to recommend that the Commission authorize an action against the Advisor in connection with the noted arrangements. One current employee and at least one former employee of the Advisor, who was formerly an officer of the Funds, also received a Wells notice. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Funds. However, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

On March 12, 2004, Gary Davis filed a purported class action complaint against, among other parties, certain Funds, the Advisor, and certain sub-advisors to the Funds, alleging illegal "timing" in the shares of certain Funds. The complaint alleges violations of Section 11 of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, Sections 34(b) and 36(a) of the Investment Company Act of 1940, as well as a common-law breach of fiduciary duty. The complaint seeks unspecified damages. No discovery has commenced, and no trial date has been set, and no lead plaintiff has been chosen. Again, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

On June 16, 2004, the Staff informed the Advisor that it intended to amend the January 29, 2004 Wells notice to add allegations that the Advisor violated the Investment Company Act of 1940 in connection with "late trading" by a broker-dealer in fund shares in 2001. The Staff is also considering recommending charges against a former employee based upon her conduct in connection with these services.

We have taken steps to reinforce our policies and procedures to prevent and detect market timing. The Advisor, among other measures, enhanced its compliance review of all contracts and agreements, as well as its oversight of transfer agent operations. Independent legal counsel to the Special Committee has presented a report with its findings. In addition, based on that report and the Special Committee's recommendations, among other actions, the Advisor will (a) fairly compensate Fund shareholders for losses attributed to excessive short-term trading, and (b) rebate to the Funds advisory fees attributable to excessive short-term trading investments. The Committee continues to review certain materials, including documents and information that have been provided to the SEC regarding trading in the Funds' shares. The Committee will seek to interview additional persons as circumstances warrant and is coordinating these efforts with the Advisor. When circumstances warrant, the Committee is analyzing Fund transactions cleared and settled through financial intermediaries to determine if those trades were executed in accordance with the Funds' agreements with those intermediaries and with applicable law. The Committee will also continue what, if any, action should be taken against individuals.

We want to assure you that every member of the Advisor's and the Funds' team is dedicated to safeguarding your investments and providing the high quality investment service you have come to expect from us--and deserve. This statement is current as of its date; we do not undertake, nor do we presently plan, to update this statement at any particular point in the future.

44  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

PROPOSED REORGANIZATION
--------------------------------------------------------------------------------

At a meeting held on July 7, 2004, the Board of Directors of Fremont Mutual Funds, Inc. (the "Company") approved an agreement and plan of reorganization relating to the reorganization (a "Reorganization") of each series of the Company (each a "Fremont Fund") into a comparable newly created or existing series of either The Managers Funds or Managers Trust I (each a "Managers Fund") as shown in the chart to the right.

The Managers Funds LLC ("Managers") would serve as the investment advisor for each Managers Fund with overall supervisory responsibility for each Managers Fund's investment activities. The current sub-advisors providing day-to-day portfolio management services to the Fremont Bond Fund, Fremont California Intermediate Tax-Free Fund, Fremont Global Fund, Fremont International Growth Fund, Fremont Real Estate Fund, Fremont Structured Core Fund, Fremont U.S. Micro-Cap Fund and Fremont U.S. Small Cap Fund would provide substantially similar services as sub-advisors to the corresponding Managers Funds.

Each Reorganization is contingent upon the satisfaction of a number of conditions including approval by the shareholders of each affected Fremont Fund. Fremont Fund shareholders will receive a prospectus/proxy statement relating to the proposed Reorganizations before a special shareholder meeting at which approval of the Reorganizations will be considered. Shareholders are urged to read the prospectus/proxy statement carefully when it becomes available. It will contain important information regarding the Reorganizations.

If approved by shareholders, the Reorganizations are currently expected to take place before the end of the year.


--------------------------------------------------------------------------------
FREMONT FUNDS                                 MANAGERS FUNDS
--------------------------------------------------------------------------------
Fremont Bond Fund                             Managers Fremont Bond Fund
--------------------------------------------------------------------------------
Fremont California Intermediate               Managers California Intermediate
Tax-Free Fund                                 Tax-Free Fund
--------------------------------------------------------------------------------
Fremont Global Fund                           Managers Fremont Global Fund
--------------------------------------------------------------------------------
Fremont Money Market Fund                     Fremont Money Market Fund
--------------------------------------------------------------------------------
Fremont International Growth Fund             Managers International Growth Fund
--------------------------------------------------------------------------------
Fremont Real Estate Securities Fund           Managers Real Estate Fund
--------------------------------------------------------------------------------
Fremont Structured Core Fund                  Managers Structured Core Fund
--------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund                   Managers Fremont Micro-Cap Fund
--------------------------------------------------------------------------------
Fremont U.S. Small Cap Fund                   Managers Small Cap Fund
--------------------------------------------------------------------------------
Fremont Large Cap Growth Fund                 Managers Capital Appreciation Fund
--------------------------------------------------------------------------------
Fremont Large Cap Value Fund                  Managers Value Fund
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WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  45
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FREMONT MUTUAL FUNDS

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o     ANNUAL AND SEMI-ANNUAL REPORTS

      Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

o     STATEMENT OF ADDITIONAL INFORMATION

      This publication gives you more information about each Fund's investment strategy. Legally it is "incorporated by reference," or considered part of, this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling
202.942.8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at WWW.SEC.GOV, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or

o     For a fee, by sending an e-mail request to: PUBLICINFO@SEC.GOV.

                  [LOGO]
                    FREMONT INVESTMENT ADVISORS

                    FOR GENERAL INFORMATION:
                    800.548.4539, OR 508.871.9529 (OUTSIDE U.S.).
                    PLEASE VISIT OUR WEB SITE AT: WWW.FREMONTFUNDS.COM

                    FOR INSTITUTIONAL OR FINANCIAL ADVISOR CLIENTS: 800.565.0254

                    SEC File No: 811-05632

                    Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202. Copyright 2004 Fremont Mutual Funds, Inc. All rights reserved.

                    P010-0407